As-QuikBiz Internet Group, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

COMMON STOCK

SEE REVERSE SIDE

FOR CERTAIN DEFINITIONS

CUSIP  74838a 10 0

This Certifies that


is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.002 PAR VALUE EACH OF

QUIKBIZ INTERNET GROUP, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

PRESIDENT

COUNTERSIGNED:
BY:
AMERICAN STOCK TRANSFER & TRUST COMPANY


BY

AUTHORIZED SIGNATURE
QUIKBIZ INTERNET GROUP, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenents with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT ..............Custodian .....................
                      (Cust)                 (Minor

under Uniform Gifts to Minors

Act .....................
                 (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
OF ASSIGNEE)

Shares

of the stock represented by the within Certificate, and do hereby irrevocable constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGINMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE PAGE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER



THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACT OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.